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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):

May 12, 2000

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                         Intermedia Communications, Inc.
             (Exact name of registrant as specified in its charter)

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               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)


                              3625 Queen Palm Drive
                                 Tampa, FL 33619
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)


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ITEM 5.  Other Events

     On May 12, 2000, a subsidiary of Intermedia Communications, Inc. (the "Company"), Digex, Incorporated ("Digex"), filed the attached Form 10-Q for the quarter ended March 31, 2000.

ITEM 7.  Financial Statements and Exhibits

     Exhibit 99.1      Form 10-Q for the Quarter Ended March 31, 2000 for Digex.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 12, 2000

                         INTERMEDIA COMMUNICATIONS, INC.
                                  (Registrant)

                                        /s/ Jeanne M. Walters
                                        ----------------------------------------
                                            Jeanne M. Walters
                                            Vice President, Controller, and
                                            Chief Accounting Officer



                                  EXHIBIT INDEX

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Exhibit

No.                              Description                                 Page

      99.1      Form 10-Q for the Quarter Ended March 31, 2000 for Digex.


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